SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. N/A )

Filed by the registrant  [x]
Filed by a party other than the registrant [ ]
Check the appropriate box:                 [ ] Confidential, for Use of
   [ ]  Preliminary proxy statement            the Commission Only (as
   [x]  Definitive proxy statement             permitted by Rule 14a-6(e)(2)
   [ ]  Definitive additional materials
   [ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          GREATER ROME BANCSHARES, INC.
                (Name of Registrant as Specified in its Charter)
--------------------------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement, if Other Than
                                  Registrant)

Payment of filing fee (Check the appropriate box):
     [x]   No fee required
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------
     [ ]   Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1) Amount previously paid:
--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement no.:
--------------------------------------------------------------------------------
     (3) Filing Party:
--------------------------------------------------------------------------------
     (4) Date Filed:
--------------------------------------------------------------------------------

                          GREATER ROME BANCSHARES, INC.
                           1490 Martha Berry Boulevard
                              Post Office Box 5271
                            Rome, Georgia 30162-5271
                                  706/295-9300
                             Fax Number 706/295-2580





                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 13, 1999




To the Shareholders of Greater Rome Bancshares, Inc.:


Notice is hereby given that the Annual Meeting of Shareholders of Greater Rome Bancshares, Inc. (the "Company") will be on Thursday, May 13, 1999, at 6:00 p.m. at Floyd College's Heritage Hall, 415 East Third Avenue, Rome, Georgia for the following purposes:

     (a) To elect eleven directors to the Board of Directors to serve terms until the next annual meeting or until their successors are qualified and elected;

     (b) To consider such other matters as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 31, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

All shareholders are requested to mark, date, sign, and return the enclosed form of proxy as soon as possible in the enclosed postage-paid reply envelope. If you attend the meeting and wish to revoke a proxy that you had previously returned, you may do so at any time before the proxy is exercised.

                                   By Order of the Board of Directors,


                                   /s/ Robert L. Berry
                                   -------------------
                                   Robert L. Berry
                                   Secretary
April 9, 1999

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING.

                          GREATER ROME BANCSHARES, INC.
                           1490 Martha Berry Boulevard
                              Post Office Box 5271
                            Rome, Georgia 30162-5271



                     ---------------------------------------
                     PROXY STATEMENT FOR 1999 ANNUAL MEETING
                             TO BE HELD MAY 13, 1999
                     ---------------------------------------


                                  INTRODUCTION
                                  ------------

                          Time and Place of the Meeting

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Greater Rome Bancshares, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on Thursday, May 13, 1999, and at any adjournments thereof. In addition to this solicitation by mail, the officers and employees of the Company and its wholly-owned subsidiary, Greater Rome Bank (the "Bank"), without additional compensation, may solicit proxies in favor of the proposals, if deemed necessary, by personal contact, letter, telephone or other means of communication. Brokers, nominees and other custodians and fiduciaries will be requested to forward proxy solicitation material to the beneficial owners of the shares, where appropriate, and the Company will reimburse them for their reasonable expenses incurred in connection with such transmittals. The Company will bear the costs of solicitation of proxies for the Annual Meeting.

                         Procedures for Voting by Proxy

If the enclosed form of proxy is properly executed, returned, and not revoked, it will be voted in accordance with the specifications made by the shareholder. If the form of proxy is signed and returned but specifications are not made, the proxy will be voted FOR the proposals described on the form of proxy.

Shareholders who sign proxies have the right to revoke them at any time before they are voted by delivering to Robert L. Berry, Secretary of the Company, at the main office of the Company, either an instrument revoking the proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

                          Record Date and Mailing Date

The close of business on March 31, 1999 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. This Proxy Statement and the form of proxy are first being mailed to shareholders on or about April 12, 1999.

                          Number of Shares Outstanding

As of the close of business on the record date, the authorized capital stock of the Company consisted of (a) 10,000,000 shares of common stock, $.01 par value (the "Common Stock"), with 701,600 shares issued and outstanding and (b) 100,000 shares of a special class of stock, $1.00 par value per share ("Special Stock") with no shares issued and outstanding. Each issued and outstanding share of Common Stock is entitled to one vote.

                      Requirements for Shareholder Approval

Directors are elected by a plurality of shares present in person or by proxy and entitled to vote. Only those votes actually cast will be counted for the purpose of determining whether a particular nominee received sufficient votes to be elected. Accordingly, any abstentions and broker non-votes will not be included in vote totals and will not be considered in determining the outcome of the vote.

Approval of any other matter that may properly come before the Annual Meeting requires the affirmative vote of a majority of shares of Common Stock present in person or by proxy and entitled to vote on such matter. Abstentions will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes. Broker non-votes will not be counted as votes for or against approval of any other matter properly brought before the Annual Meeting.

                              ELECTION OF DIRECTORS
                              ---------------------

The Board of Directors has nominated the eleven persons named below to serve as directors of the Company. All of the nominees are currently directors of the Company and the Bank. Unless otherwise noted, the positions held by the nominees are with both the Company and the Bank. The following table provides information with respect to the directors, nominees, and executive officers of the Company and the Bank.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE
                          ELEVEN NOMINEES NAMED BELOW.

                                         Director
Name                              Age      Since    Position with Company/Bank
----                              ---      -----    --------------------------
Robert L. Berry                    52      1995     Director, Secretary of the Company
Frank A. Brown, Jr.                50      1996     Director
Thomas D. Caldwell, III            60      1995     Chairman, President and Chief Executive Officer
Gene G. Davidson, M.D.             55      1995     Director
Henry Haskell Perry                61      1995     Director
Bradford Lee Riddle                60      1995     Vice-Chairman and Director
M. Wayne Robinson                  43      1995     Director
Dale G. Smith                      38      1995     Director
Paul E. Smith                      70      1995     Director

                                         Director
Name                              Age      Since    Position with Company/Bank
----                              ---      -----    --------------------------

W. Fred Talley                     53      1995     Director
Martha B. Walstad                  47      1995     Director

Biographical information concerning the directors and executive officers of the Company and the Bank is set forth below.

Robert L. Berry, a Director of the Company and the Bank since inception, is a resident of Rome, Georgia, and has been a partner with the law firm of Brinson, Askew, Berry, Seigler, Richardson and Davis since 1975.

Frank A. Brown, Jr., a Director of the Company and the Bank since March 14, 1996, is a life-long resident of Rome. Mr. Brown has been employed by Cooper, Brown & Currie Insurance Co. since 1972 and currently serves as its President.

Thomas D. Caldwell, III, Chairman of the Board of Directors of the Company and the Bank and the Chief Executive Officer and President of the Company and Bank since inception, is a life-long resident of Rome, Georgia and a veteran businessman with over thirty years of experience in the Rome area. From December 1987 until May 1994, Mr. Caldwell was employed as Vice President and Senior Credit Officer at Georgia State Bank of Rome. Prior to his time with Georgia State Bank, Mr. Caldwell was co-owner of Caldwell-Marlin Company, a company specializing in originating and servicing lease receivables for banks in north Georgia and south central Tennessee. Mr. Caldwell also served as Assistant Vice President and Mortgage Loan Officer for nine years for National City Bank of Rome.

Gene G. Davidson, M.D., a Director of the Company and Bank since inception, is a practicing physician and has lived in Rome since 1976. Since 1990, he has been President of the Northwest Georgia Internal Medicine Practice Group in Rome, Georgia, which he established in 1978. Dr. Davidson is on the Board of Trustees of the Redmond Regional Medical Center Hospital and is on the Board of Directors of IDK Technologies, Inc. of New Orleans, Louisiana.

Henry Haskell Perry, a Director of the Company and Bank since inception, is a life-long resident of Rome, Georgia and has owned and operated a commercial and residential heating and air contracting business, North Georgia Equipment Company, Inc., since 1970.

Bradford Lee Riddle, Vice Chairman of the Board of Directors of the Company and the Bank since inception, was born in Rome and has been associated with Riddle Office Products since 1963. Mr. Riddle currently serves as President and Chief Executive Officer of Riddle Office Products in Rome. He also serves as either an officer or director of office supply companies in Canton, Carrollton, Calhoun, and Griffin, Georgia, as well as Fort Payne and Birmingham, Alabama. Additionally, Mr. Riddle serves as President of Eastbridge Gallery, a home furniture store in Rome.

M. Wayne Robinson, a Director of the Company and Bank since inception, is a life-long resident of Rome, Georgia. He is the owner and President of M. Wayne Robinson Builder/Developer, Inc. which was established in 1979 to build and develop residential and commercial properties.

Dale G. Smith, a Director of the Company and the Bank since inception, has been a resident of Rome since 1980 and was a director and the President of UNIGLOBE Preferred Travel, Inc., a travel agency located in Rome, Georgia from 1986 until November 1994. From November 1994 through 1997, Mr. Smith has managed his personal investments. In November 1997, Mr. Smith joined the public accounting firm of Whittington, McLemore, Land, Davis, White and Givens, P.C. in Rome, Georgia.

Paul E. Smith, a Director of the Company and Bank since inception, is a graduate of Berry College and has been a resident of the Rome community since 1944. He has served as the representative for District 12 in the Georgia Legislature since 1985. Additionally, Mr. Smith owns North Georgia Turf Grasses and serves as Secretary of the Floyd County Farm Bureau.

W. Fred Talley, a Director of the Company and Bank since inception, has been a resident of Rome, Georgia since 1963. He is a Georgia licensed funeral director and served as the Floyd County Coroner for 25 years. Mr. Talley is President and Founder of Fred Talley's Parkview Chapel Funeral Home, which he established in 1989.

Martha Berry Walstad, a Director of the Company and the Bank since inception, is a life-long resident of Rome, Georgia. Ms. Walstad joined her family's business, Rome Machinery & Foundry Co., Inc., in 1978 where she served as Executive Vice President and National Sales Manager until 1992. Since 1992, Ms. Walstad has managed personal investments and rental properties and is a partner in Lake Toccoa Development Company, a land development partnership in Blue Ridge, Georgia.

                               Executive Officers

The following table sets forth certain information with respect to executive officers of the Company and the Bank who are not listed above.

                                       Officer
           Name                Age      Since                       Position
           ----                ---      -----                       --------
E. Grey Winstead, III          45        1995     Chief Financial Officer and Secretary of the
                                                  Bank
                                                  Chief Financial Officer of the Company
John W. Branam                 46        1996     Senior Loan Officer of the Bank

E. Grey Winstead, III, the Chief Financial Officer of the Company and the Bank and Corporate Secretary of the Bank since inception, is a resident of Summerville, Georgia. Mr. Winstead has been the chief financial officer of several community banks in metropolitan Atlanta since 1981, after three years of public accounting with Deloitte & Touche (formerly Deloitte Haskins & Sells) in Atlanta. He is a licensed certified public accountant, a member of the American Institute of Certified Public Accountants and a member of the Georgia Society of Certified Public Accountants.

John W. Branam, the Senior Loan Officer of the Bank since July 15, 1996, has been a resident of Rome since 1989. His career in banking dates back to 1976 and has included all aspects of community bank lending and administration. Mr. Branam was Vice-President of Consumer Banking at Home Federal Savings Bank of Rome, prior to its acquisition by First Union, and was the President of the Bank of Adairsville prior to joining the Bank. His community involvement in Rome has included being President of the Armuchee Optimist Club, Director of the Rome/Floyd County Chapter of the American Red Cross, graduate of the 1995 Leadership Rome Class XII, and member of the Rome/Floyd County Chamber of Commerce.

             Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 (a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own beneficially more than 10% of the Company's outstanding stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in their ownership of the Company's Common Stock. Directors, executive officers and greater than 10% shareholders are required to furnish the Company with copies of all of the forms they file. To our knowledge, based solely on a review of the copies of the reports furnished to the Company, during the fiscal year ended December 31, 1998, our directors, executive officers and greater than 10% shareholders complied with all applicable Section 16(a) filing requirements.

                             EXECUTIVE COMPENSATION
                             ----------------------

The following table provides summary information concerning compensation paid or accrued by the Company and the Bank to executive officers for the years ended December 31, 1998, 1997 and 1996. None of the Company's or Bank's other executive officers earned over $100,000 in salary and bonus during the year ended December 31, 1998.

                           Summary Compensation Table
                           --------------------------

                                       Annual Compensation (1)     Long-Term Compensation (2)
                                       -----------------------     --------------------------

                                                                       Securities Underlying
Name and Principal Position     Year       Salary        Bonus           Options/SAR's (#)
---------------------------     ----       ------        -----           -----------------

Thomas D. Caldwell, III         1998       $84,545      $50,000                5,000
President and Chief             1997       $75,693
Executive Officer               1996       $67,625                            25,000

E. Grey Winstead, III           1998       $79,900      $37,000                5,000
Chief Financial Officer         1997       $70,904
                                1996       $61,883                            15,000

-------------------
(1) We have omitted information on "perks" and other personal benefits because the aggregate value of these items does not meet the minimum amount required for disclosure under Securities and Exchange Commission regulations.

(2) The Company has not awarded any restricted stock or long-term incentives other than stock options. Accordingly, we have omitted columns relating to these types of awards.

                                Stock Option Plan

The following table sets forth information regarding the grant of stock options to the Company's executive officers during 1998. The options vest 20% on September 1, 1999, the first anniversary of the grant date, and the remainder will vest 20% per year on September 1st of each year, until fully vested.

                       Option Grants in Last Fiscal Year
                       ---------------------------------

                                Number of       Percent of Total
                                Securities       Options Granted
                                Underlying       to Employees in    Exercise Price      Expiration
           Name              Options Granted       Fiscal Year         ($/share)           Date

Thomas D. Caldwell, III           5,000               35.7%             $11.00           9/1/2008
E. Grey Winstead, III             5,000               35.7%             $11.00           9/1/2008


The following table contains information concerning unexercised options held by the Company's executive officers as of December 31, 1998. No executive officers exercised options in the last fiscal year.

   Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
   --------------------------------------------------------------------------
                                     Values
                                     ------

                            Number of Unexercised Options at      Value of Unexercised In-the-Money
                                     Fiscal Year End                  Options at Fiscal Year End
                                     ---------------                  --------------------------

           Name                 Exercisable      Unexercisable       Exercisable       Unexercisable
           ----                 -----------      -------------       -----------       -------------

Thomas D. Caldwell, III           10,000             20,000            $20,000            $35,000
E. Grey Winstead, III              6,000             14,000            $12,000            $23,000

                              Director Compensation

The Company and the Bank have not paid directors' fees since the Bank opened for business. As a condition to the approval of the Bank's charter application and the Company's application to become a bank holding company, no directors' fees may be paid until the Bank has earned a cumulative profit. The Bank became cumulatively profitable in the fourth quarter of 1998. Management and the Board are reviewing alternatives to establish a reasonable level of compensation to the directors beginning some time in 1999.

                              Employment Agreements

On September 1, 1997, Thomas D. Caldwell, III, the President and Chief Executive Officer of the Company and of the Bank and E. Grey Winstead, III, the Chief Financial Officer of the Company and of the Bank (the "Employees") entered into employment agreements with the Company (the "Agreements"). The Agreements specify their duties and responsibilities. They are for terms of three years and are automatically extended at the end of each twelve-month period for an additional twelve-month period until a notice of non-extension is properly given. Conditions for termination by the Company or by the Employees and the rights and obligations of each are defined depending on the circumstances. The parties may terminate the Agreements with proper notice, for cause, without cause, upon permanent disability or following change of control. The Agreements specify base salary and benefits and provide for incentive compensation based upon the financial performance of the Company. The Agreements specify the obligations of the Employees with respect to confidential information and trade secrets. They also have provisions for non-competition, non-solicitation of customers and non-solicitation of employees by the Employees during employment and for specific periods subsequent to termination.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of the date of this report, certain information regarding the beneficial ownership of Common Stock by (1) each person known by the Company to be a beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock, (2) each director and named executive officer and (3) all directors and executive officers of the Company and the Bank as a group:

                                                                              Percentage of
                    Name of Beneficial             Shares Beneficially        Common Stock
                        Owner (1)                         Owned            Beneficially Owned
                        ---------                         -----            ------------------
           Robert L. Berry (2), (3)                       22,275                  3.17%
           Frank A. Brown, Jr. (2)                        17,100                  2.43%
           Thomas D. Caldwell, III (4)                    40,100                  5.60%
           Gene G. Davidson, M.D. (2), (5)                31,852                  4.53%
           Henry Haskell Perry (2), (6)                   13,000                  1.85%
           Bradford Lee Riddle (2), (7)                   15,600                  2.22%
           M. Wayne Robinson (2), (8)                     26,435                  3.76%
           Dale G. Smith (2)                              15,600                  2.22%
           Paul E. Smith (2)                              23,900                  3.40%
           W. Fred Talley (2), (9)                        22,700                  3.23%
           Martha B. Walstad (2), (10)                    17,100                  2.43%
           All directors and executive
           officers as a group (13 persons) (11)         259,832                 34.65%

           -------------------
(1) Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. Under the rules of the Securities and Exchange Commission, a person is deemed to be a "beneficial owner" of securities if he or she has or shares the power to vote or direct the voting of such securities or the power to dispose or direct the disposition of such securities. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. More than one person may be deemed to be a beneficial owner of the same securities.

(2) Includes the vested portion (2,100 shares) of stock options granted to non-employee directors, which were approved by the shareholders at the 1997 Annual Meeting and were 60% vested on January 9, 1999.

(3) Includes (a) 6,000 shares owned by BAB Real Estate, a real estate investment partnership, of which Mr. Berry is a partner with 12.5% ownership interest, and as to which voting and investment powers are shared by the partners, and (b) 1,000 shares owned by his children and 500 shares owned by his wife, as to which voting and investment powers are shared.

(4) Includes the vested portion (15,000 shares) of stock options granted in 1996 under the 1996 Stock Incentive Plan, which were 60% vested on January 2, 1999.

(5) Includes 3,675 shares owned by his wife, as to which voting and investment powers are shared.

(6) Includes 900 shares held in trust for minors by his wife, as to which voting and investment powers are shared.

(7) Includes 3,500 shares owned by his wife, as to which voting and investment powers are shared.

(8) Includes 400 shares held in trust for minors by his wife, as to which voting and investment powers are shared, and 2,371 shares owned by his wife, as to which voting and investment powers are shared, and 2,935 shares owned jointly with his wife, as to which voting and investment powers are shared.

(9) Includes 600 shares owned by his wife, as to which voting and investment powers are shared.

(10) Includes 5,000 shares owned by her husband, as to which voting and investment powers are shared.

(11) Includes the vested portion (27,200 shares) of stock options granted in 1996 to executive officers under the 1996 Stock Incentive Plan and the vested portion (21,000 shares) of stock options granted in January 1997 to non-employee directors and approved by the shareholders at the 1997 Annual Meeting.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
                 ----------------------------------------------

The Company and the Bank have banking and other business transactions in the ordinary course of business with directors and officers of the Company and the Bank and their affiliates, including members of their families, corporations, partnerships or other organizations in which such directors and officers have a controlling interest. These transactions take place on substantially the same terms (including price, interest rate and collateral) as those prevailing at the same time for comparable transactions with unrelated parties. In the opinion of management, these transactions do not involve more than the normal risk of collectibility nor present other unfavorable features to the Company or the Bank. During 1998, the Company did not have any business transactions involving amounts greater than $60,000 with directors and executive officers or their related interests, except for transactions with M. Wayne Robinson Builder/Developer, Inc. Director Robinson's company provided construction services in connection with the building of the Bank's East Rome Branch in the second quarter of 1998. The total amount paid to his company in 1998 was $101,472.

                                  OTHER MATTERS
                                  -------------

We know of no other matters that may be brought before the meeting. If, however, any matter other than the election of directors or matters incidental thereto, should properly come before the meeting, the proxyholders will cast votes pursuant to the proxies in accordance with their best judgment.

If you cannot be present at the meeting in person, we request that you complete, sign, date, and return the enclosed proxy promptly. An envelope has been provided for that purpose. No postage is required if mailed in the United States.

                               ACCOUNTING MATTERS
                               ------------------

Porter Keadle Moore, LLP, independent public accountants, audited the financial statements of the Company and the Bank for the years ended December 31, 1998 and 1997. A representative of Porter Keadle Moore, LLP, is expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement, if the representative desires to do so.

April 9, 1999

                          GREATER ROME BANCSHARES, INC.
                           1490 Martha Berry Boulevard
                              Post Office Box 5271
                            Rome, Georgia 30162-5271


This Proxy is solicited by the Board of Directors of Greater Rome Bancshares, Inc. (the "Company") for the 1999 Annual Meeting of Shareholders to be held on May 13, 1999 (the "Annual Meeting").


The undersigned hereby appoints Thomas D. Caldwell, III and Bradford Lee Riddle, and each of them, with full power of substitution, as proxies to vote all of the shares of Common Stock of the Company which the undersigned would be entitled to vote at the Annual Meeting, and at any adjournments thereof, on the following matters:

1.   Election of Directors

[ ]  FOR all nominees listed below           [ ]  WITHHOLD AUTHORITY to vote
     (except as marked to the contrary below)     for all nominees listed below

Robert L. Berry, Frank A. Brown, Thomas D. Caldwell, III, Gene G. Davidson, Henry Haskell Perry, Bradford Lee Riddle, M. Wayne Robinson, Dale G. Smith, Paul
E. Smith, W. Fred Talley, Martha B. Walstad

(Instruction: To withhold authority to vote for any individual nominee, mark "FOR" above and write that nominee's name below.)

--------------------------------------------------------------------------------

Discretionary authority is hereby conferred as to all other matters that may properly come before the Annual Meeting or any adjournment thereof.

When this Proxy is properly executed and returned, and not revoked, the shares it represents will be voted at the meeting in accordance with the choices specified above. If no choice is specified, it will be voted for the election of the nominees listed above.

       PLEASE DATE AND SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW.

Date:
     -----------------                         -----------------------------
                                                (Signature of Shareholder)

  (shareholder name & number of shares
       label to be placed here)                -----------------------------
                                                (Signature of Shareholder)

Note: When signing as attorney, trustee, administrator, executor or guardian, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. In the case of joint tenants, each joint owner must sign.